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                                                                   EXHIBIT 10.16

                      SETTLEMENT OF ARBITRATION AND RELEASE


                  This Settlement of Arbitration and Release (herein referred to as "Release") is entered into by and between U.S. Liquids, Inc. (herein referred to as "USL") and Newpark Resources, Inc. (herein referred to as "Newpark") (collectively referred to as the "Parties") and each of its respective officers, directors, employees, agents, attorneys, representatives, predecessors, successors, and assigns, and each of its respective direct and indirect corporate parents, subsidiaries, partners, affiliates, and joint venturers and all of their respective officers, directors, employees, agents, attorneys, representatives, predecessors, successors, and assigns, who are expressly intended to be beneficiaries of this Settlement of Arbitration and Release.

                                    RECITALS

A. WHEREAS, Newpark and USL each assumed the obligations and rights under a NOW Disposal Agreement dated June 4, 1996, which provided for the disposal of nonhazardous oilfield waste ("NOW"); and a Noncompetition Agreement dated August 12, 1996.

B. WHEREAS, disputes arose with regard to the effect of certain events on Newpark's payment obligations under the NOW Disposal Agreement.

C. WHEREAS, USL filed a Demand for Arbitration styled U.S. Liquids vs. Newpark Resources, Inc., Action No. 70 198 00220 98, In the Houston Regional Office of the American Arbitration Association (the
     "Arbitration").

D. WHEREAS, the Parties desire to compromise and forever settle all matters in dispute between them of whatever kind and character for the cause of action asserted in the Arbitration identified in these Recitals and to enter into this Settlement of Arbitration and Release.

                             AGREEMENTS AND RELEASE

         In consideration of the foregoing and the mutual commitments specified below, the receipt and adequacy of which are hereby acknowledged, the Parties to this Release agree as follows:

         1. Termination of Agreements. A separate agreement captioned "Miscellaneous Agreement" executed concurrently herewith sets forth the Parties' understanding with respect to certain agreements to which Newpark is a party, which were assumed by USL in connection with Asset Purchase Agreement dated December 2, 1996, by and among (i) SANIFILL, INC., a Delaware corporation ("Sanifill"), CAMPBELL WELLS, L.P., a Delaware limited partnership also known as CAMPBELL WELLS, LTD. ("Campbell"), and CAMPBELL WELLS NORM, L.P., a Delaware limited partnership ("Campbell Wells NORM") (collectively, "Sellers") and (ii) USL, as "Buyer." By the execution of this Release, the Parties agree that the following described agreements are terminated solely with respect to the rights,



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interests and obligations of USL effective September 16, 1998, to the extent provided in the Miscellaneous Agreement:

                  a. An Agreement captioned "NOW Disposal Agreement" entered into June 4, 1996, by and between Sanifill, Inc., NOW Disposal Operating Company and Campbell Wells, Ltd.; and

                  b. An Agreement captioned "Noncompetition Agreement" dated August 12, 1996, by and between Sanifill, Inc. and Newpark.

         2. Execution of Agreements. By the execution of this Settlement of Arbitration and Release, the Parties agree to execute and deliver the following described agreements:

                  a. An Agreement captioned "NOW Payment Agreement" and attached hereto;

                  b. An Agreement captioned "Noncompetition Agreement" and attached hereto;

                  c. An Agreement captioned "Asset Purchase Agreement" and attached hereto; and

                  d. An Agreement captioned "Miscellaneous Agreement" and attached hereto.

         3. Dismissal of Arbitration. USL, acting by and through its attorney, agrees to procure either the dismissal with prejudice of the arbitration complaint filed against Newpark in the Houston Regional Office of the American Arbitration Association ("AAA"), being Action No. 70 198 00220 98, with each party to bears its costs and attorneys' fees therein, or a written confirmation from the AAA that the same has already been dismissed on such basis. To implement this provision, the Parties agree that they shall, subsequent to the effective date of this Agreement, themselves do, and cause their respective attorneys to do, all things and sign all documents which are reasonable and necessary to carry out and effectuate the foregoing.

         4. Release. USL shall and hereby does completely release, acquit, and discharge Newpark (and each of Newpark's officers, directors, employees, agents, attorneys, representatives, predecessors, successors, and assigns as well as all of Newpark's present and former direct and indirect corporate parents, subsidiaries, partners, affiliates, and joint venturers and all of their respective officers, directors, employees, agents, attorneys, representatives, predecessors, successors, and assigns) of and from the cause of action asserted in the Arbitration up to and including the date of this Release; namely, the failure by Newpark to either deliver the minimum volume of nonhazardous oil field waste required by the NOW Disposal Agreement or pay the minimum amount to which USL was entitled under the NOW Disposal Agreement, up to and including the date of this Release.


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         5. No Admission of Liability. Recitals of fact and representations made herein and any consideration provided are not to be construed as an admission of liability on the part of any party hereto, and Newpark expressly denies any liability whatsoever to USL.

         6. No Assignments. USL represents and warrants that it has not assigned, pledged, encumbered, or otherwise in any manner whatsoever sold or transferred, either by instrument in writing or otherwise, any right, claim, cause of action, title, interest, lien, or security interest released herein or relating in any way to the claims that were or could have been asserted in the Arbitration. USL further represents and warrants that it is fully authorized and empowered to fully release and extinguish the claim that has been asserted in the Arbitration.

         7. No Representations. This Release is entered into with full knowledge of any and all rights which the Parties may have by reason of the pending Arbitration. The Parties have received independent legal advice, have conducted such investigation as each of them and its respective counsel thought appropriate, and have consulted with such other independent advisors as each of them and its respective counsel deemed appropriate regarding the Release and its rights and asserted rights in connection therewith. None of the Parties is relying upon any representations or statements made by any other party, or such other party's employees, agents, representatives or attorneys, regarding this Release or its preparation except to the extent such representations are expressly incorporated herein. None of the Parties is relying upon a legal duty, if one exists, on the part of any other party (or such other party's employees, agents, representatives, or attorneys) to disclose any information in connection with the execution of this Release or its preparation, it being expressly understood that no party shall ever assert any failure to disclose information on the part of any other party as a ground for challenging this Release.

         8. Counterparts. This Release may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. When signed by each of the Parties hereto, this Release shall be binding upon and inure to the benefit of each party to this Release, and its respective successors, assigns, receivers, trustees, executors, administrators, heirs, beneficiaries, or other legal representatives.

         9. Construction. The language used in this Release will be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Any reference to any federal, provincial, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder.

         10. Superseding Effect. This Release supersedes any and all other representations, discussions, or agreements concerning settlement, either oral or in writing, between USL and Newpark.

         11. Enforcement Action. In any action brought to enforce this Release, the prevailing party shall be entitled to recover from the unsuccessful party its reasonable attorneys' fees, costs, and disbursements.

         12. Venue. Any action brought to enforce this Release must be filed in Texas state court in Harris County.


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         13. GOVERNING LAW. THE INTERPRETATION AND CONSTRUCTION OF THIS RELEASE
AND ANY AMENDMENT HEREOF, AND WAIVERS AND CONSENTS HEREUNDER, SHALL, TO THE EXTENT THE PARTICULAR SUBJECT MATTER IS CONTROLLED BY STATE LAW, BE GOVERNED BY AND BE CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         ON THIS DATE, the Parties have executed multiple originals of this Settlement of Arbitration and Release.

                                       NEWPARK RESOURCES, INC.



Dated:                                 By:
      -------------------------           ---------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------


Dated:
      -------------------------
                                       Bertram K. Massing
                                       Attorney for Newpark Resources, Inc.



                                       U.S. LIQUIDS, INC.



Dated:                                 By:
      -------------------------           ---------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------



Dated:
      -------------------------
                                       Philip J. John
                                       Attorney for U.S. Liquids, Inc.